                IN ACCORDANCE WITH RULE 202 OF REGULATION S-T,
                    THIS REPORT ON FORM 8-K IS BEING FILED
             IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                              __________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


               Date of Report (date of earliest event reported)
                                March 21, 1997
                                --------------


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            ------------------------------------------------------
              (Exact name of registrant as specified in charter)

                 Preferred Credit Corporation(as Seller under
                 a Pooling and Servicing Agreement dated as of
                March 1, 1997 providing for the issuance of the
          Preferred Credit Asset-Backed Certificates, Series 1997-1)

         Delaware                  333-21329                13-3320910
    ------------------            -----------           -----------------
     (State or other              (Commission             (IRS Employer
     jurisdiction of              File Number)             Identification No.)
     incorporation)

  11 Madison Avenue, New York, New York                       10010-3629
--------------------------------------------------------------------------------
 (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (212) 325-2000
                                                   --------------

                                Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

(c)  Exhibits:

          Exhibit No.
          -----------

          23.1  Consent of Coopers & Lybrand L.L.P., dated as of March 20, 1997.

                                SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        Credit Suisse First Boston Mortgage Securities Corp.
                        ----------------------------------------------------
                                            (Registrant)


Date: March 26, 1997              By: /s/ Joy E. Margolies
                                     ------------------------
                                     Name: Joy E. Margolies
                                     Title: Vice President

                                EXHIBIT INDEX


Exhibit Number                  Description
--------------                  -----------


         23.1   Consent of Coopers & Lybrand L.L.P., dated as of March 20, 1997.